               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statements of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 24 to the Registration Statement (Form N-1A) (No. 33-63238) of Voyageur Mutual Funds, Inc. (comprised of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Wisconsin Fund) of our reports dated October 1, 1999, included in the 1999 Annual Reports to shareholders.


/s/ Ernst & Young LLP
-----------------------
Ernst & Young LLP


Philadelphia, Pennsylvania
October 27, 1999

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware Tax-Free Arizona Fund
Voyageur Insured Funds, Inc. - Delaware Tax-Free Arizona Insured Fund Voyageur Mutual Funds, Inc. - Delaware Tax-Free California Fund Voyageur Investment Trust - Delaware Tax-Free California Insured Fund Voyageur Mutual Funds II, Inc. - Delaware Tax-Free Colorado Fund Voyageur Investment Trust - Delaware Tax-Free New Mexico Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free New Mexico Fund (the "Funds") and the statement of assets and liabilities for the Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Insured Fund as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania
October 1, 1999

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Investment Trust - Delaware Tax-Free Florida Fund
Voyageur Investment Trust - Delaware Tax-Free Florida Insured Fund Voyageur Mutual Funds, Inc. - Delaware Tax-Free New York Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund (the "Funds") as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania
October 1, 1999

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware Tax-Free Idaho Fund
Voyageur Mutual Funds, Inc. - Delaware Tax-Free Iowa Fund
Voyageur Investment Trust - Delaware Tax-Free Kansas Fund
Voyageur Investment Trust - Delaware Tax-Free Missouri Insured Fund Voyageur Tax-Free Funds, Inc. - Delaware Tax-Free North Dakota Fund Voyageur Investment Trust - Delaware Tax-Free Oregon Insured Fund Voyageur Mutual Funds, Inc. - Delaware Tax-Free Wisconsin Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Tax-Free North Dakota Fund, Delaware Tax-Free Oregon Insured Fund and Delaware Tax-Free Wisconsin Fund (the "Funds") and the statement of assets of liabilities for the Delaware Tax-Free Kansas Fund as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania
October 1, 1999

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Voyageur Tax-Free Funds, Inc. - Delaware Tax-Free Minnesota Fund
Voyageur Insured Funds, Inc. - Delaware Minnesota Insured Fund
Voyageur Intermediate Tax-Free Funds, Inc. - Delaware Tax-Free Minnesota
  Intermediate Fund
Voyageur Mutual Funds, Inc. - Delaware Minnesota High Yield Municipal
  Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund, Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High Yield Municipal Bond Fund (the "Funds") as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania
October 1, 1999